BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2012
BUSINESS COMBINATIONS
7.	BUSINESS COMBINATIONS

Acquisition in 2011

Until April 15, 2011, the Company accounted for its 41.2% equity-method investment in Veredus Laboratories Pte (“Veredus”) under the equity-method. Veredus is a life science company based in Singapore that develops, commercializes and manufactures diagnostic tools that are marketed worldwide. Veredus offers highly sensitive and user friendly molecular diagnostic tools that include gel based detection kits and the latest cutting edge Lab-on-Chip technology. These diagnostic tools can be used in field conditions as well as in medical labs and hospitals.

On April 15, 2011, the Company exercised a call option and purchased shares from Veredus’ founders to increase its ownership in Veredus to 63.7%. This provides the Company’s control over Veredus which has been a subsidiary of the Company from this date.

The acquired business made an immaterial contribution to the Company’s consolidated revenue and net result for the period from April 15, 2011 to December 31, 2011.

The following table summarizes the consideration transferred to acquire Veredus and the amounts of the identified assets acquired and liabilities assumed at the acquisition date, as well as the fair value of the noncontrolling interest in Veredus at the acquisition date.

In millions of U.S. dollars

Fair value of consideration transferred:
Cash consideration paid to Veredus’ founders	7
Fair value of the Company’s investment in Veredus held before the business combination	9
Fair value of the noncontrolling interest in Veredus	9
25
Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	1
Inventories	1
Property, Plant and Equipment, net	1
In-Process R&D	12
Patents and Intellectual Property	3
Long-term deferred tax assets	1
Long-term deferred tax liabilities	(3)
Other current liabilities	(1)
Total identifiable net assets	15

Goodwill	10

As a result of the Company obtaining control over Veredus, the Company’s previously held 41.2% was re-measured to fair value; however this did not result in any gain or loss.

The goodwill is attributable to the workforce of the acquired business and to the increased footprint of the Company in the healthcare business. The goodwill is not expected to be deductible for tax purposes. All of the $10 million was allocated to the Company’s Analog, MEMS and Microcontrollers (“AMM”) segment.

Immediately after this acquisition, the Company increased its ownership in Veredus to 67% through the issuance of new Veredus’ shares for a cash amount of $1 million. This transaction did not result in a change of control of Veredus and therefore has been accounted for as an equity transaction.

Acquisition in 2012

On July 31, 2012, the Company completed a transaction to acquire substantially all the assets and employees of bTendo ltd, a company based in Israel. This transaction is intended to position the Company as a leader in the emerging video-sharing market for smartphones and other portable consumer devices. This transaction structured as an asset deal has been accounted for as a business combination. The activities of this business are included in the reportable segment “Analog, MEMS and Microcontrollers” (“AMM”). The fair value of the identifiable assets and assumed liabilities acquired from bTendo ltd at acquisition date were as follows:

In millions of U.S. dollars	Fair value recognized at acquisition date
Technology	6
In-process R&D	4
Goodwill	1
Total identifiable net assets at fair value	11
Purchase consideration	11

The purchase consideration includes a cash payment of $1 million, a non-cash consideration for $1 million and the acquisition-date fair value of a sales earn-out for $9 million. Goodwill on this transaction arises principally due to the value of the assembled workforce.